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                                                                   EXHIBIT 10.19

                               BUILD-TO-SUIT LEASE

                           KAUFMAN FAMILY PARTNERSHIP,

                        A CALIFORNIA LIMITED PARTNERSHIP,

                                       AND

                   RONALD H. KAUFMAN AND BARBARA LYNN KAUFMAN

                   TRUSTEES OF THE RONALD AND BARBARA KAUFMAN

                     REVOCABLE TRUST U/A/D SEPTEMBER 4, 1991

                                    LANDLORD

                                       AND

                                MACROMEDIA, INC.

                                     TENANT

                                 APRIL 20, 2000



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                               BUILD-TO-SUIT LEASE

THIS BUILD-TO-SUIT LEASE ("Lease") is made and entered into as of April 20, 2000 ("Effective Date"), by and between KAUFMAN FAMILY PARTNERSHIP, A CALIFORNIA LIMITED PARTNERSHIP ("Kaufman Partnership"), and RONALD H. KAUFMAN and BARBARA LYNN KAUFMAN, TRUSTEES of THE RONALD AND BARBARA KAUFMAN REVOCABLE TRUST U/A/D SEPTEMBER 4, 1991 ("Kaufman Trust") (Kaufman Partnership and Kaufman Trust are sometimes referred to herein collectively as "Landlord"), and MACROMEDIA, INC., a Delaware corporation ("Tenant").

                                    ARTICLE 1
                             BASIC LEASE PROVISIONS

As used in this Lease, the following Basic Lease Provisions shall have the meanings specified for such provisions below:

         1.1 BASE RENT: Two and 35/100ths Dollars ($2.35) per square foot of Rentable Area in the Building per month, subject to adjustment as specifically provided in this Lease.

         1.2 BUILDING: The office building containing approximately 298,000 square feet of Rentable Area, subject to adjustment in accordance with the Final Building Shell Plans (as defined in the Improvement Agreement) to be prepared by Landlord and approved by Tenant pursuant to the Improvement Agreement.

         1.3 COMMENCEMENT DATE: The date on which the Improvements have been Substantially Completed, as such terms are defined in the Improvement Agreement.

         1.4 EXPIRATION DATE: Twenty (20) years following the Commencement Date.


         1.5 IMPROVEMENT AGREEMENT: The Improvement Agreement attached hereto as EXHIBIT B and hereby incorporated into this Lease.

         1.6      LANDLORD'S ADDRESS FOR NOTICES:

                           c/o Ronald H. Kaufman
                           The Ron Kaufman Companies
                           55 Francisco Street, Suite 800
                           San Francisco, California  94133

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         1.7 OPTION AGREEMENT: The Option Agreement of even date herewith by and between Landlord and Tenant, pursuant to which Landlord has granted to Tenant an option to purchase an undivided one-half (1/2) interest in the Premises.

         1.8 OUTSIDE AREAS: The portion of Premises located outside of the Building, including the Parking Areas.

         1.9 PARKING AREAS: The parking structure containing approximately 215,000 square feet of area and 554 standard size parking spaces on six (6) levels, subject to adjustment in accordance with the Final Building Shell Plans to be prepared by Landlord and approved by Tenant pursuant to the Improvement Agreement.

         1.10 PERMITTED USE: Multimedia purposes and any other use permitted by law.

         1.11 PREMISES: Collectively, the Project and the Property, as leased by Landlord to Tenant pursuant to this Lease.

         1.12 PROJECT: The Building, the Parking Areas, the Tenant Improvements and the other improvements to be constructed on the Property by Landlord pursuant to this Lease, including the Improvement Agreement, as more particularly shown on the preliminary site plan attached hereto as EXHIBIT A. The final site plan shall be mutually agreed upon by Landlord and Tenant in accordance with the Improvement Agreement.

         1.13 PROPERTY: The real property containing approximately 80,000 square feet of area, commonly known as 450 Rhode Island, San Francisco, California, and more particularly described on EXHIBIT A attached hereto.

         1.14 RENT: Base Rent, Taxes (as defined below) and all other amounts to be paid by Tenant under this Lease.

         1.15 RENTABLE AREA: "Rentable Area" as determined in accordance with the Standard Method for Measuring Floor Area in Office Buildings published by BOMA International, as ANSI/BOMA Z65.1-1996 ("BOMA Standard").

         1.16 SCHEDULED COMMENCEMENT DATE:  September 1, 2002.

         1.17 SECURITY DEPOSIT: The security deposit in the initial amount of one year's Base Rent, to be made by Tenant with Landlord pursuant to Section
15.9 of this Lease, subject to adjustment as specifically provided in this Lease.


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         1.18 TENANT IMPROVEMENT ALLOWANCE: Thirty-Five Dollars ($35.00) per
square foot of Rentable Area in the Building, to be paid by Landlord as provided in the Improvement Agreement.

         1.19 TENANT IMPROVEMENTS: The interior improvements to be contracted by Landlord within the Building in accordance with the Final Tenant Improvement Plans (as defined in the Improvement Agreement) to be prepared by Landlord and approved by Tenant pursuant to the Improvement Agreement.

         1.20 TENANT'S ADDRESS FOR NOTICES:

              Prior to Commencement Date:      Macromedia, Inc.
                                               600 Townsend Street, Suite 310W
                                               San Francisco, California  94103
                                               Attention: General Counsel

              As of Commencement Date:         Macromedia, Inc.
                                               450 Rhode Island
                                               San Francisco, California  94107
                                               Attention: General Counsel

         1.21 TERM: Twenty (20) years from and after the Commencement Date.

The foregoing Basic Lease Provisions are incorporated into and made a part of this Lease. Each reference in this Lease to any of the terms set forth above shall be deemed to include the respective information set forth above opposite such term and shall also be construed to incorporate all of the terms and provisions provided under the particular article or section of this Lease pertaining to such term and information. In the event of a conflict between any provisions of the Basic Lease Provisions and any other provisions of this Lease, the other provisions of this Lease shall prevail and be controlling.

                                    ARTICLE 2
                                    PREMISES

         2.1 PREMISES. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Premises for the Term and subject to the terms and provisions contained in the Basic Lease Provisions and hereinafter set forth. During the Term, Tenant shall have the exclusive right to use and enjoy the Premises and all elements there, including the Building, the Parking Areas and all landscaped and other exterior areas and facilities comprising the Outside Areas. The Rentable Area of the Building shall be determined by applying the BOMA Standard to the Final Building Shell Plans as provided in the

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Improvement Agreement, and shall be confirmed by a field measurement taken by
Landlord and reasonably approved by Tenant immediately prior to occupancy of the Premises by Tenant.

         2.2 REPRESENTATIONS AND WARRANTIES. Landlord hereby represents and warrants to Tenant as follows:

                  (a) Kaufman Partnership is a limited partnership duly formed, validly existing and in good standing under the laws of the State of California. Kaufman Trust is a revocable trust duly formed, validly existing and in good standing under the laws of the State of California. Landlord has all requisite legal power and authority to enter into this Lease and to perform its obligations hereunder. The sole general partner of Kaufman Partnership is Ron Kaufman ("RK"), and the sole trustees of Kaufman Trust are RK and Barbara Lynn Kaufman. The execution, delivery and performance by Landlord under this Lease have been duly authorized by the trustees of the Kaufman Trust and by the partners in Kaufman Partnership, do not conflict with any agreement or restriction binding upon Landlord, any trustee in Kaufman Trust, any general partner in Kaufman Partnership or the Property. RK has full power and authority to make and implement, on behalf of Landlord, all design, construction, financing and operating decisions necessary to Landlord's full and timely performance of its obligations under this Lease.

                  (b) To the best of Landlord's knowledge, the Property is zoned M-1, and such zoning will accommodate Tenant's intended use of the Project; however, all other land use entitlements for construction and development of the Project for the use thereof contemplated by Tenant under this Lease must be obtained from the appropriate governmental authorities, including, without limitation, the San Francisco Planning Department, the San Francisco Department of Building Inspection and the San Francisco Department of Public Works. To the best of Landlord's knowledge, those entitlements may include, without limitation, certification of an environmental impact report, a conditional use permit or planned unit development authorization, and any other requirements or conditions that may be imposed at the Planning Department staff or the Planning Commission level. Further, the development of the Project is subject to the discretionary review at a full hearing of the Planning Commission at the discretion of the Planning Department staff or at the request of any interested party. Site permits, addenda and/or building permits will need to be obtained from the San Francisco Department of Building Inspection in order to authorize construction of the Project. A variety of authorizations will likely be required from the San Francisco Department of Public Works.

                  (c) To the best of Landlord's knowledge, no parties are in occupancy of the Property or hold any possessory right in or to the Property or
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S&C Motors and Landlord. Landlord has not granted any other party the option to purchase or lease or any right of first refusal to purchase or lease with respect to the Property or any portion thereof. Landlord has not entered into any other unrecorded leases, occupancy agreements, easements, rights of way, restrictive covenants, liens, encumbrances, claims or other adverse rights affecting the Property or any portion thereof. To the best of Landlord's knowledge, Landlord holds fee title to the Property, subject only to those title exceptions disclosed by the Preliminary Report dated as of June 7, 1999, issued by Chicago Title Company under Order No. 9560528-SH ("Preliminary Report").

                  (d) To the best of Landlord's knowledge, except as disclosed in the Environmental Documents (as defined below): (i) the Property is not now, and has not been at any time in the past, a site or location for the use, generation, production, manufacture, treatment, storage, disposal, discharge, release or transportation of Hazardous Materials (as defined below), except that the Property is located in an industrial area and could in the past have been occupied by industrial users, and except that the Property has been occupied by both Greyhound and S&C Motors, either or both of whom may have employed (and S&C Motors continues to employ) Hazardous Materials in the normal course of their occupancy and use, but to the best of Landlord's knowledge, and other than as disclosed in the Environmental Documents, there are no Hazardous Materials resulting from such parties' occupancy currently located on the Property; and except that , as disclosed in the Environmental Documents, serpentine rock and fill containing naturally-occurring asbestos, nickel, and other Hazardous Materials are located on the Property; (ii) the Property is in compliance with all Hazardous Materials Laws (as defined below), except that, as disclosed in the Environmental Documents, any excavated materials from the Property which contain nickel and other Hazardous Materials may require specialized handling and/or disposal, the cost of which has been previously disclosed to Tenant in writing, but which cost may increase or decrease as Landlord acquires additional information; and (iii) there are, and have been, no underground or above-ground storage tanks installed on or under, or removed from, the Property, except as disclosed in the Environmental Documents. For the purposes of this Lease, the term "Hazardous Materials" shall mean any oil or petroleum products, flammable explosives, asbestos or asbestos-containing materials, urea formaldehyde insulation, radioactive materials, or other hazardous or toxic substances, material or waste, which is or becomes regulated by any federal, state or local governmental authorities; the term "Hazardous Materials Laws" means all federal, state and local statutes, ordinances, rules and regulations relating to Hazardous Materials, including those pertaining to health, safety, industrial hygiene or the environment, such as, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Resource Conservation and Recovery Act of 1976, as amended, and any similar state laws; and the term "Environmental Documents" means the documents listed on Exhibit D.

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                  (e) Landlord has previously delivered to Tenant, and Landlord shall continue to deliver to Tenant as soon as available, true, correct and complete copies of all environmental reports, soils studies, plans, specifications, seismic reports, geological studies and other documents and information relating to the Property and/or the Project which are, or when prepared for Landlord will be, in Landlord's possession or control, without any representation or warranty of Landlord as to the accuracy of the contents of such reports. Tenant shall be solely responsible for reviewing such reports and documents and determining whether the information contained therein is reliable. Landlord shall have no liability to Tenant with respect to the contents of such reports and documents.

                  (f) To the best of Landlord's knowledge, there are no bond, assessment or similar charges proposed or contemplated for the Property beyond those specifically set forth in the Preliminary Report.

As used in this Section 2.2, the phrase "to the best of Landlord's knowledge" shall be defined to mean the actual knowledge of RK as of the date of this Lease, without any duty of investigation by RK for the purpose of making the foregoing representations and warranties. Landlord's liability for damages for breach of the foregoing representations and warranties shall be limited to Landlord's interest in the Property and the Project. RK shall have no personal liability for the representations and warranties contained in this Section 2.2, as such representations and warranties are made by Kaufman Partnership and Kaufman Trust.

         2.3 TELECOMMUNICATIONS. Tenant shall have the exclusive right, at Tenant's sole cost and expense, to install, use, operate, maintain and repair antennae, dishes and reflectors of any kind, size or type (including, without limitation, television, satellite, telephone, radio, microwave, data and other communication or related signal transmitting and receiving antennae and reflectors) (collectively, "Antennae") on the roof of the Building or on any other portions of the Premises selected by Tenant from time to time, subject to Tenant's obtaining any required approvals of governmental authorities having jurisdiction over the Premises. Landlord shall have no obligation or duty with respect to the above, and Landlord shall not be obligated to incur any costs relating thereto. The entitlement processing for the Antennae and other matters described in this Section shall be Tenant's responsibility, at Tenant's sole cost. Landlord shall reasonably cooperate with Tenant in such entitlement processing, but shall not be obligated to participate therein, including, without limitation, payment of any entitlement fees or costs, preparing application documents or attending public hearings. Tenant shall also have the right, at Tenant's sole cost and expense, to install, use, operate, repair and maintain security cameras and related components, exhaust ventilation and other equipment and facilities desired by Tenant on the roof of the Building and on other portions of the Premises, subject to Tenant's
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any required approvals of governmental authorities having jurisdiction over the Premises. Tenant shall have access to all of such Antennae and other equipment and facilities twenty-four (24) hours per day, seven (7) days per week. Tenant shall repair any damage to the roof of the Building or to other portions of the Premises caused by Tenant's installation, use, operation, repair, maintenance and/or removal of the Antennae or any other equipment and facilities installed by Tenant under this Section 2.4. Tenant shall pay any tax, license or permit fees charged pursuant to any law in connection with the installation, maintenance or operation of any Antennae and shall comply with all laws applicable to any Antennae. Upon the expiration of this Lease, Tenant shall remove all Antennae and other equipment described in this Section, at Tenant's sole cost, if requested by Landlord in writing, and Tenant's obligations shall survive the expiration of this Lease.

         2.4 SIGNAGE. Tenant, at Tenant's sole cost and expense, shall be entitled to install and maintain on the Building and in other portions of the Premises, the signage desired by Tenant; provided, however, that the size, design, content and other specifications of all such signage shall comply with applicable law, and provided that Tenant shall consider the concerns of neighboring residents or landowners. Except for such permitted signage, Tenant shall not cause or permit to be placed any sign, advertisement, notice or other similar matter on the exterior walls, roof or other areas of the Building without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Prior to the expiration of the Term, Tenant shall cause all such signage installed by Tenant on the Premises to be removed, and shall repair any damage caused by such removal, at Tenant's sole cost and expense. Landlord shall include Tenant's signage in Landlord's entitlement processing for the Project, but the entitlement processing for Tenant's signage shall be at Tenant's sole cost, and Tenant's obligations shall survive the expiration of this Lease. Notwithstanding the foregoing, Landlord shall prepare and execute application documents and attend public hearings with respect to Tenant's signage in connection with Landlord's efforts to obtain approval of the Project. Landlord shall not be obligated to obtain, and shall not be liable for any failure to obtain, any particular size, design, location and/or content of Tenant's signage.

                                    ARTICLE 3
                              TERM AND IMPROVEMENTS

         3.1 COMMENCEMENT DATE. Upon execution by Landlord and Tenant, this Lease shall become effective as of the Effective Date. The term of this Lease ("Term") shall commence on the Commencement Date and shall continue for a period of twenty (20) years thereafter, unless earlier terminated in accordance with the provisions of this Lease. Landlord shall cause the Premises to be Substantially Completed and shall deliver possession of the Premises to Tenant on or before the Scheduled Commencement Date set


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forth in the Basic Lease Provisions, subject to any extensions of the Scheduled
Commencement Date provided for in the Improvement Agreement. If Landlord shall not cause the Premises to be Substantially Completed and deliver possession of the Premises to Tenant on or before the Scheduled Commencement Date, Tenant shall have the applicable rights provided for in Section 14 of the Improvement Agreement by reason thereof. At such time as the Commencement Date has been established, and upon the written request of either party, Landlord and Tenant shall execute a written acknowledgment of the Commencement Date.

         3.2 IMPROVEMENTS. Landlord shall cause the Improvements to be constructed on the Property in accordance with the terms and provisions of the Improvement Agreement. Landlord and Tenant shall timely perform each of their respective covenants, agreements and obligations contained in the Improvement Agreement, subject to any extensions provided for in the Improvement Agreement.

                                    ARTICLE 4
                                      RENT

         4.1 BASE RENT. Throughout the Term, Tenant shall pay to Landlord as Base Rent the amount therefor specified in the Basic Lease Provisions, as the same shall be adjusted in accordance with the provisions of this Lease. Tenant shall pay to Landlord the Base Rent without notice or demand in advance on or before the first day of the first full calendar month of the Term and on or before the first day of each and every successive calendar month thereafter during the Term.

         4.2 PAYMENT. Tenant shall pay to Landlord the Base Rent without setoff, deduction or counterclaim, except as otherwise expressly provided in Sections 9.4, 16.1 and 17.2 of this Lease, in lawful money of the United States of America at Landlord's notice address indicated in the Basic Lease Provisions, or to such other person or at such other place as Landlord may from time to time designate in writing.

         4.3 PARTIAL MONTHS. If the Term commences or ends on a day other than the first or last day of a calendar month, then the Base Rent for such month shall be appropriately prorated based on the actual number of days contained in such month.

         4.4 RENTAL ADJUSTMENTS.

                  (a) The Base Rent in the amount specified in the Basic Lease Provisions shall be subject to adjustment as provided in Section 16 of the Improvement Agreement, all of the terms and provisions of which are hereby incorporated into this Lease by this reference, and as provided in this Section
4.4. If the Base Rent shall be adjusted as provided in



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Section 16 in the Improvement Agreement, at such time as the actual amount of the Base Rent has been established, and upon the written request of either party, Landlord and Tenant shall execute a written acknowledgment of the actual amount of the Base Rent.

                  (b) The Base Rent payable by Tenant to Landlord for the sixth through tenth years of the Term shall be adjusted as of the first day of such sixth year of the Term to equal the product of the Base Rent for the first through fifth years of the Term (in the amount set forth in the Basic Lease Provisions, subject to adjustment as provided in subparagraph (a) above) multiplied by a fraction, the numerator of which shall be the Index (as defined in subparagraph (e) below) figure published most recently prior to the first day of the sixth year of the Term, and the denominator of which shall be the Index figure published most recently prior to the Commencement Date. Notwithstanding the foregoing, in no event shall the Base Rent as so adjusted be (i) greater than one hundred thirty percent (130%), or (ii) less than one hundred ten percent (110%), of the Base Rent for the first five years of the Term.

                  (c) The Base Rent payable by Tenant to Landlord for the eleventh through fifteenth years of the Term shall be adjusted as of the first day of such eleventh year of the Term to equal the product of the Base Rent for the sixth through tenth years of the Term multiplied by a fraction, the numerator of which shall be the Index figure published most recently prior to the first day of the eleventh year of the Term, and the denominator of which shall be the Index figure published most recently prior to the first day of the sixth year of the Term. Notwithstanding the foregoing, in no event shall the Base Rent as so adjusted be (i) greater than one hundred thirty percent (130%), or (ii) less than one hundred ten percent (110%), of the Base Rent for the month immediately preceding the date of such adjustment.

                  (d) The Base Rent payable by Tenant to Landlord for the sixteenth through twentieth years of the Term shall be adjusted as of the first day of such sixteenth year equal to the product of the Base Rent for the eleventh through fifteenth years of the Term multiplied by a fraction, the numerator of which shall be the Index figure published most recently prior to the first day of the sixteenth year of the Term, and the denominator of which shall be the Index figure published most recently prior to the first day of the eleventh year of the Term. Notwithstanding the foregoing, in no event shall the Base Rent as so adjusted be (i) greater than one hundred thirty percent (130%), or (ii) less than one hundred ten percent (110%), of the Base Rent for the month immediately preceding the date of such adjustment.

                  (e) As used in this Lease, the term "Index" shall mean the "Consumer Price Index (All Items) for all Urban Consumers," as published by the U.S. Department of Labor,


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Bureau of Labor Statistics for the San Francisco/Oakland/San Jose Metropolitan
Area (1982-1984 = 100). If publication of the Index is discontinued or the basis of the Index changed, then such other governmental index or computation with which it is replaced shall be used. If there shall be no such replacement governmental index or computation, then Landlord shall reasonably select another commonly accepted (or used) index or measurement of the increase or decrease in the cost of living.

                                    ARTICLE 5
                                      TAXES

         5.1 TENANT'S OBLIGATION. Tenant shall pay, in addition to Base Rent and for each calendar year of the Term, the Taxes (as defined below) payable by Landlord for such calendar year. Landlord shall provide to Tenant each tax bill evidencing an obligation to pay any of the Taxes promptly upon Landlord's receipt of any such tax bill. Tenant shall make payment of the amount of Taxes required by each tax bill directly to the appropriate taxing authority therefor on or before the date after which a penalty and/or interest is imposed for late payment. Tenant shall provide Landlord with proof of payment of the Taxes.

         5.2 TAXES. As used in this Lease, the term "Taxes" shall mean all AD VALOREM taxes, assessments and charges levied upon or with respect to the Premises, or Landlord's interest in the Premises, including all real property taxes and general and special assessments; charges, fees, levies or assessments for transit, housing, police, fire or other governmental services or purported benefits to the Premises; service payments in lieu of taxes; excise taxes; gross receipts taxes; commercial rent taxes; water and sewer taxes; any tax, fee or excise on the act of entering into this Lease or on the use or occupancy of the Premises or any part thereof; and all other governmental impositions of any kind and nature whatsoever, regardless of whether now customary or within the contemplation of the parties hereto, which may now or hereafter be levied or assessed against Landlord by the United States of America, the State of California, the City and County of San Francisco or any political subdivision, public corporation, district or other political or public entity, and any other tax, fee or other excise, however described, that may be levied or assessed as a substitute for any other such taxes.

         5.3 EXCLUSIONS. Notwithstanding the provisions of Section 5.2 above, "Taxes" shall not include (a) any franchise, income, inheritance, estate, or transfer or conveyance tax; (b) any special assessment or bond, or any Mello Roos or other special tax, imposed upon or with respect to the Premises in order to reimburse Landlord, or the City and County of San Francisco for costs the City and County of San Francisco agreed to pay by separate agreement with Landlord, for any of the costs of constructing the Project; or (c) any


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increase in the amount thereof resulting from a "change in ownership" (as hereinafter defined) occurring subsequent to the date of this Lease, other than
(i) the change in ownership resulting from Landlord's transfer of an undivided one-half interest in the Premises to Tenant pursuant to the Option Agreement, or
(ii) any subsequent changes in ownership initiated by Tenant. For the purposes of this Lease, "change in ownership" shall have the meaning provided in Sections 61 ET SEQ. of the California Revenue and Taxation Code, as amended or recodified from time to time, and the regulations promulgated thereunder.

         5.4 ADDITIONAL TAXES. In addition to the Base Rent and other amounts payable by Tenant hereunder, to the extent that Tenant shall not have paid any such amounts directly to the appropriate party therefor, Tenant shall reimburse Landlord for any and all taxes, surcharges, levies, assessments, fees and charges paid by Landlord, whether or not now customary or within the contemplation of the parties hereto upon, measured by or reasonably attributable to the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises, or the cost or value of the Tenant Improvements or any leasehold improvements or alterations, additions and improvements to the Premises made by Tenant under Article 8 below, regardless of whether title to such improvements shall be in Tenant or Landlord.

         5.5 CONTEST. Notwithstanding the provisions of Section 5.1 above, Tenant shall not be required to pay any Taxes so long as Tenant contests in good faith such Taxes or the validity, applicability or amount thereof, by an appropriate legal proceeding which operates to prevent the collection of such amounts and the sale of the Premises or any portion thereof by reason of such contest; provided, however, that prior to the date on which such Taxes would otherwise have become delinquent, Tenant shall have given to Landlord written notice of such contest. Tenant shall prosecute any such contest with due diligence, and Tenant shall promptly pay the amount of such Taxes finally determined to be owing, together with all interest and penalties payable in connection therewith. In addition, notwithstanding Tenant's right of contest, Tenant shall cause any delinquent Taxes and penalties to be paid to the extent reasonably required by Landlord in connection with Landlord's efforts to finance or sell the Project.

                                    ARTICLE 6
                       REPAIR, MAINTENANCE AND REPLACEMENT

         6.1 TENANT'S OBLIGATIONS. Subject to the provisions of Sections 6.2 and
6.3 below, Tenant, at Tenant's sole cost and expense, shall repair, maintain and replace the Premises (including, without limitation, the structural portions of the Building, including the foundations, subflooring, exterior and load-bearing walls, roof structure and membrane,


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and all other structural portions of the Building) in high quality condition and repair, ordinary wear and tear and damage by casualty excepted. At the end of the Term, Tenant shall surrender to Landlord the Premises in good condition and repair, ordinary wear and tear and damage by casualty excepted. Tenant acknowledges that Landlord has no obligation to alter, repair, maintain, replace, remodel, improve, decorate or paint the Premises or any part thereof or any equipment, fixtures or improvements therein, except as specified in this Lease, including the Improvement Agreement.

         6.2 LANDLORD'S OBLIGATIONS. Landlord, at Landlord's sole cost and expense, shall complete and/or correct punch-list items in accordance with
Section 12 of the Improvement Agreement, and shall perform all work required in order to comply with Landlord's warranty under Section 13 of the Improvement Agreement. Notwithstanding the foregoing, Landlord shall not be obligated to repair any damage to the Premises caused by the negligence of Tenant, its employees or agents.

         6.3 ALLOCATION OF CERTAIN COSTS.

                  (a) Except as otherwise provided in this Section 6.3 or elsewhere in this Lease, Landlord and Tenant shall each bear all costs and expenses of performing such party's repair, maintenance and replacement obligations under this Lease.

                  (b) Notwithstanding anything to the contrary contained in this
Article 6 or elsewhere in this Lease, Landlord shall be solely responsible for the timely payment of the following costs and expenses:

                           (i) Costs of constructing the Project, other than the
                  Entitlement Costs to be borne by Tenant under Section 4(B) of the Improvement Agreement, and the Excess TI Costs, which are to be borne by Tenant as provided in the Improvement Agreement; costs of completing and/or correcting punch-list items in accordance with Section 12 of the Improvement Agreement; and costs of performing all work required in order to comply with Landlord's warranty under Section 13 of the Improvement Agreement;

                           (ii) Costs for which Landlord is entitled to, and
                  actually receives, reimbursement (either by an insurer, condemnor or other person or entity);

                           (iii) Costs incurred in complying with Hazardous
                  Materials Laws (as defined below) in effect as of the Commencement Date, unless such costs are attributable to a condition caused by Tenant; and costs incurred in causing the Premises to comply with any other statute, ordinance, rule or regulation of a governmental authority in effect as of the Commencement Date; and

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                           (iv) The cost of capital items, including, without
                  limitation, capital improvements, capital replacements or capital equipment, all as determined in accordance with generally accepted accounting principles, consistently applied (collectively, "Capital Items"), except to the extent required to be borne by Tenant under the provisions of subparagraph (c) below.

         If Tenant's performance of Tenant's repair, maintenance and/or replacement obligations under this Lease would cause Tenant to incur any of the foregoing costs and expenses, at Landlord's option, Landlord shall either be obligated to (A) perform promptly such repair, maintenance or replacement item, or (B) pay to Tenant the amount of such cost or expense within thirty (30) days following written notice thereof to Landlord of the actual amount thereof, together with reasonable documentation of such amount, and Tenant shall not be obligated to commence or perform such repair, maintenance or replacement item until Tenant shall have received such payment from Landlord. In the event of any disagreement between Landlord and Tenant as to the obligation to perform any such repair, maintenance or replacement item, or the cost or expense of performing such repair, maintenance or replacement item, Landlord and Tenant shall meet and confer and, acting reasonably and in good faith, attempt to resolve such disagreement within thirty (30) days. If Landlord or Tenant shall be unable to resolve such disagreement within thirty days, either party shall thereafter have the right to refer the matter to arbitration in accordance with the provisions of Section 20.24 of this Lease.

                  (c) Notwithstanding anything to the contrary contained in this
Article 6 or elsewhere in this Lease, the following costs and expenses of Capital Items shall be allocated between Landlord and Tenant in the manner provided for below:

                           (i) Costs of Capital Items constructed or installed
                  by Landlord or Tenant in or to the Premises as required by this Lease in order to comply with applicable statutes, ordinances, rules and regulations of governmental authorities that were not in effect as of the Commencement Date; provided, however, that the cost of Capital Items constructed or installed by Landlord or Tenant in or to the Premises to comply with Hazardous Materials Laws that were not in effect as of the Commencement Date shall be allocated between Landlord and Tenant as follows: Tenant shall be responsible for the costs of such Capital Items constructed or installed by Landlord or Tenant in or to the interior of the Premises, and Landlord shall be responsible for the costs of such Capital Items constructed or installed by Landlord or Tenant in or to the Building Shell or the portion of the Premises located outside of the Building Shell, including the subsurface portions of the Premises. Notwithstanding the


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                  foregoing, any such costs which are attributable to a
                  condition caused by Tenant shall be borne solely by Tenant;
                  and

                           (ii) Costs of Capital Items constructed or installed
                  by Landlord or Tenant in or to the Premises in order to maintain the Premises in the condition required under this Lease.

The costs and expenses of Capital Items described in this subparagraph (c) shall be allocated between Landlord and Tenant as follows: (A) Landlord and Tenant shall first reasonably determine the useful life of the Capital Item in accordance with generally accepted accounting principles consistently applied;
(B) if the useful life of the Capital Item shall be less than the period of time remaining in the Term (including any extensions of the Term agreed to by Landlord and Tenant), Tenant shall bear the entire cost of such Capital Item;
(C) if the useful life of the Capital Item shall extend beyond the remaining Term (including any extensions of the Term agreed to by Landlord and Tenant), Tenant shall bear a portion of such cost equal to the product of such cost multiplied by a fraction, the numerator of which shall be the number of months remaining in the Term (including any extensions of the Term agreed to by Landlord and Tenant), and the denominator of which shall be the number of months contained in the useful life of such Capital Item; and (D) Landlord shall bear the balance of the cost of such Capital Item. If Landlord and Tenant shall agree to extend the Term, the cost of any such Capital Item shall be recalculated and reallocated based upon the extended Term of this Lease. The party whose obligations under this Lease require the construction or installation of any such Capital Item shall be responsible for reasonably determining the cost of constructing or installing such Capital Item (as determined by Section 6.3(b) above) and for the timely performance of such work in accordance with this Lease. Landlord and Tenant shall each be obligated to pay its allocable share of the costs and expenses of such Capital Item into a segregated account maintained by the party performing such work within thirty (30) days following written notice of the cost of performing such work given by the party performing such work to the other party, together with such reasonable detail of such cost as the other party shall reasonably require. The party performing such work shall apply the amounts in such account to the cost of construction or installation of such Capital Item throughout the course of performance of such work. Neither Landlord nor Tenant shall be obligated to commence the work of construction or installation of any Capital Item unless and until the other party shall have paid its allocable share of such costs and expenses as provided above. If Landlord or Tenant shall fail to advance in a timely manner such party's allocable share of such costs and expenses within the time period required above, the other party shall have the right to advance such amount for the account of the non-advancing party, and the non-advancing party shall be obligated to repay such amount, together with interest thereon at the Interest Rate (as defined below) from the date of such advance, upon demand by the


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advancing party. In the event of any disagreement between Landlord and Tenant concerning the costs and expenses of the Capital Item or the allocation thereof between Landlord and Tenant, Landlord and Tenant shall meet and confer and attempt to resolve the disagreement in the manner provided for in Section 6.3(b) above, and shall thereafter have the right to refer the matter to arbitration as provided in such Section 6.3(b) above.

         6.4 INSPECTION. Landlord and Tenant shall each have the right periodically to review the other party's books and records (which are to be located in the City and County of San Francisco) pertaining to the costs and expenses described in Section 6.3 above at any time during normal business hours and after reasonable notice to the other party. Landlord and Tenant shall each keep and maintain the results of any such review of the other party's books and records privileged and confidential, and shall not disclose or disseminate any information derived from any such review to any other person or entity without the other party's prior written consent, except as may be required by applicable law.

                                    ARTICLE 7
                                    SERVICES

         7.1 UTILITY SERVICES. Landlord shall cause to be furnished to the Premises all utilities and services shown on the Approved Plans (as defined in the Improvement Agreement) for the Improvements prepared by Landlord and approved by Tenant pursuant to the Improvement Agreement. Tenant shall pay directly to the appropriate utility company or other service provider therefor all charges for electricity, gas, water and any other utility services consumed by Tenant on the Premises, as well as all telephone and other telecommunication charges incurred by Tenant on the Premises. The Premises shall include separate meters measuring the amount of the electrical, gas, water and other utility services furnished to the Premises, to the extent provided for in the Approved Plans. Notwithstanding the foregoing, in no event shall Tenant be obligated to pay any hook-up, connection, stand-by, capacity or similar charges imposed by utility companies or other service providers prior to the Commencement Date or otherwise in connection with the commencement of utility and other services to the Premises prior to the Commencement Date, except as otherwise provided in the Improvement Agreement.

         7.2 PREMISES HOURS. Tenant shall be entitled to have access to, and to use, occupy, and operate the Premises, twenty-four (24) hours per day, seven (7) days per week, throughout each and every year of the Term.


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                                    ARTICLE 8
                                   ALTERATIONS

         8.1 GENERAL. Tenant shall not make any alterations, additions or improvements to the Premises or any part thereof (except for telephone and telecommunications equipment, cabling and furniture, fixtures, and equipment which are not permanently attached to the Premises), which cost is in excess of Two Hundred Fifty Thousand Dollars ($250,000), without Landlord's prior written consent, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, Tenant shall have no right to make any alterations, additions, or improvements to the Premises or any part thereof (a) that affect the exterior appearance of the Building, or (b) would adversely affect the structural integrity of the Building or the Building systems. Landlord shall respond to Tenant's written request for Landlord's consent to any alterations, additions or improvements within ten (10) days after Tenant submits to Landlord construction drawings, cost estimates, a schedule therefor and any other related documents reasonably requested by Landlord together with the request for such consent. If necessary, Landlord shall reasonably cooperate with Tenant, at no cost to Landlord, to obtain any governmental permits, licenses or approvals necessary to make any such alterations, additions or improvements. Tenant shall provide Landlord with at least fifteen (15) days prior written notice before Tenant begins construction of any alterations, additions or improvements, whether or not Landlord's consent is required.

         8.2 EXPENSE. All alterations, additions and improvements made by Tenant to the Premises or any part thereof subsequent to the Commencement Date shall be made by Tenant at Tenant's sole cost and expense, in a good and workmanlike manner and in compliance with applicable law. Upon completion of such alterations, additions or improvements, Tenant shall furnish Landlord with as-built drawings of the alterations, additions or improvements. Tenant shall cause any contractor performing the work of any such alterations, additions and improvements to carry builder's risk and liability insurance in amounts and forms reasonably acceptable to Landlord.

         8.3 PROPERTY OF LANDLORD. All alterations, additions and improvements made in or upon the Premises by Tenant shall immediately become Landlord's property and, at the end of the Term, shall remain on the Premises without compensation to Tenant. Notwithstanding the foregoing, at the end of the Term,
(a) Tenant, at its option, shall have the right to remove any furniture, equipment, trade fixtures or personal property installed in the Premises by Tenant or Tenant's expense, provided that Tenant shall repair any damage to the Premises caused by such removal; and (b) Landlord shall have the right to require that Tenant remove any such alterations, additions or improvements made in or to the Premises by Tenant and to repair any damage to the Premises caused by such removal, if, at


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the time Landlord consented to such alterations, additions or improvements under
Section 8.1 above, Landlord shall have advised Tenant in writing that Landlord would require the removal of such alterations, additions or improvements at the end of the Term.

         8.4 LIENS. Tenant shall indemnify, defend and hold Landlord harmless from and against all losses, costs, claims, damages, liabilities and causes of action (including attorney's fees) arising out of Tenant's performance of any work of alteration, addition or improvement in the Premises, including liens or claims for work performed or materials furnished to or at the request of Tenant. Tenant shall keep the Premises free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant. Within thirty
(30) days following the date on which Tenant shall receive written notice from Landlord or otherwise that any such lien has been recorded against the Premises, Tenant shall either cause such lien to be satisfied or Tenant shall cause to be recorded an appropriate lien release bond sufficient to cause such lien to be removed as a lien on the Premises. Landlord shall have the right to post and keep posted on the Premises any notices that may be provided by law or which Landlord may deem to be proper for the protection of Landlord or the Premises from such liens.

                                    ARTICLE 9
                             DAMAGE AND DESTRUCTION

         9.1 GENERAL. For the purposes of this Lease, the term "Casualty" shall mean damage to or destruction of the Premises from any fire, earthquake, other Act of God or any other cause.

         9.2 REBUILDING AND RESTORATION. In the event of a Casualty, Tenant shall rebuild and restore the Premises substantially to the condition existing immediately prior to the date of occurrence of the damage or destruction as promptly as reasonably possible, provided that then-existing applicable law shall allow Tenant to restore and rebuild the Premises to substantially the same condition as existed immediately prior to the damage or destruction. Landlord shall cooperate with Tenant in making available to Tenant insurance proceeds, if any, for the purpose of enabling Tenant to rebuild and restore the Premises.

         9.3 TENANT'S ELECTION. Notwithstanding anything to the contrary contained in this Article 9, Tenant shall have the right to terminate this Lease in the event the Premises are damaged or destroyed by Casualty (a) at any time within the last five (5) years of the Term and the cost to repair or restore the Premises would exceed twenty-five percent (25%) of the replacement cost of the Premises at such time, or (b) then-existing applicable law shall not allow Tenant to restore and rebuild the Premises to substantially the same condition as existed immediately prior to the damage or destruction. Tenant's election shall be made by



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written notice to Landlord given within thirty (30) days following Tenant's receipt from Tenant's architect or construction consultant of the estimate of the time required to complete the repair and restoration of the Premises. If Tenant does not deliver such notice within such thirty-day period, Tenant may not later terminate this Lease by reason of such Casualty. If Tenant delivers such notice within such thirty-day period, then Tenant shall assign to Landlord all of Tenant's rights to the insurance proceeds with respect to such Casualty, and this Lease shall terminate effective as of the date of such Casualty.

         9.4 ABATEMENT OF RENTALS. In the event of damage to or destruction of the Premises, the Base Rent and all other amounts payable by Tenant under this Lease shall be proportionately reduced until the repair and restoration is completed, based upon the extent to which the damage or destruction and/or the making of repairs interferes with Tenant's use and enjoyment of the Premises. All other obligations of Tenant under this Lease shall continue unaffected, all subject to rental abatement insurance as provided in Section 11.2 below.

         9.5 LIABILITY FOR PERSONAL PROPERTY. In no event shall Landlord have any liability for, nor shall Landlord be required to repair or restore, any injury or damage to any of Tenant's trade fixtures, equipment, furniture or personal property located on the Premises.

         9.6 WAIVER OF CERTAIN REMEDIES. Landlord and Tenant acknowledge that the rights and obligations of the parties in the event of the damage or destruction to the Premises are as set forth in this Article 9. Tenant hereby expressly waives any rights to terminate this Lease upon damage or destruction to the Premises, except as specifically provided by this Lease, including, without limitation, any rights pursuant to the provisions of Sections 1932(2) and 1933(4) of the California Civil Code, as amended, or any other, similar provisions of law.

                                   ARTICLE 10
                                 INDEMNIFICATION

         10.1 TENANT'S INDEMNITY. Tenant shall indemnify, defend and hold Landlord harmless from and against any and all losses, costs, claims, liabilities, damages, expenses and causes of action, including, without limitation, reasonable attorneys' fees and costs, arising out of or in any way connected with: (a) any default by Tenant in the observance or performance of any of the terms, covenants and obligations contained in this Lease on Tenant's part to be observed or performed; (b) any negligent or willful act or omission of Tenant or of the contractors, agents, or employees of Tenant; or (c) any other occurrence on the Premises arising out of the operations of Tenant.


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         10.2 LANDLORD'S INDEMNITY. Landlord shall indemnify, defend and hold
Tenant harmless from and against any and all losses, costs, claims, liabilities, damages, expenses, and causes of action, including, without limitation, reasonable attorneys' fees and costs arising out of or in any way connected with: (a) any default by Landlord in the observance or performance of any of the terms, covenants and obligations contained in this Lease on Landlord's part to be observed or performed; or (b) any willful act or omission, or the sole negligence, of Landlord or of the contractors, agents or employees of Landlord. The provisions of this Section shall not affect the provisions of Section 20.4 below.

         10.3 SURVIVAL. This Article 10 shall survive the expiration or earlier termination of this Lease with respect to any act or occurrence (and any related damage or injury) occurring prior to such expiration or earlier termination.

                                   ARTICLE 11
                                   INSURANCE

         11.1 LIABILITY INSURANCE. Tenant, at Tenant's sole cost and expense, shall obtain and maintain in effect during the Term a policy of commercial general liability insurance with a minimum combined single limit of coverage of not less than Five Million Dollars ($5,000,000), insuring against any liability arising out of or in connection with Tenant's use or occupancy of the Premises. Such insurance shall name Landlord and Landlord's mortgagee, if any, as additional insureds, and shall provide that it is primary insurance and not "excess over" or contributory with any other insurance in force for or on behalf of Landlord. Such insurance policy shall eliminate cross-liability and shall contain a severability of interest clause. Landlord shall have the right, periodically during the Term, but not more frequently than once each five (5) years, to require that Tenant increase the minimum liability amount specified in this Section to an amount equal to the then-prevailing minimum liability limit required by prudent Landlords of comparable buildings in San Francisco, California, as determined by Landlord's insurance advisor and reasonably concurred in by Tenant's insurance advisor.

         11.2 PROPERTY INSURANCE. Tenant shall obtain and maintain in effect during the Term a policy of "special form" property insurance (including mechanical breakdown coverage) with respect to the Property in the name of Landlord with loss payable to Landlord, Landlord's mortgagee, if any, and Tenant, as their interests may appear. The amount of such property insurance shall be equal to the full replacement cost of the Premises. Such policy shall insure against all risks of direct physical loss or damage, shall not include coverage for the perils of flood or earthquake and shall include coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the
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undamaged sections of the Premises required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered cause of loss. Such policy shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the Index figure published most recently prior to each anniversary of the Commencement Date. Tenant shall also obtain and maintain in effect during the Term rental interruption insurance in an amount equal to the Base Rent, Taxes and other amounts payable by Tenant under this Lease for a period of one (1) year following the date of any damage or destruction resulting from a Casualty, if available on commercially reasonable terms. If Tenant shall be unable to obtain such insurance, Tenant shall give to Landlord written notice thereof.

         11.3 PERSONAL PROPERTY INSURANCE. Tenant, at its sole cost and expense, shall also obtain and maintain in effect during the Term a policy of "special form" property insurance with respect to Tenant's furniture, fixtures, equipment, trade fixtures and personal property located on the Premises, in an amount equal to the full replacement cost thereof.

         11.4 WORKER'S COMPENSATION INSURANCE. Tenant, at its sole cost and expense, shall obtain and maintain in effect during the Term worker's compensation insurance policies in such forms and amounts as are required by applicable law.

         11.5 AUTOMOBILE INSURANCE. Tenant, at its sole cost and expense, shall obtain and maintain in effect during the Term insurance covering the automobile operations at the Premises, including, without limitation, the Parking Areas, with a combined single limit of coverage of at least Five Million Dollars ($5,000,000), unless such coverage is provided by the policy of liability insurance described in Section 11.1 above.

         11.6 INSURANCE CRITERIA. All insurance required under this Article 11 shall be issued by good and responsible companies qualified to do business in the State of California, and having a rating of at least A-VII or better as rated in the most recent edition of "Best's Insurance Guide." Each policy shall expressly provide that the policy will not be canceled or altered without thirty
(30) days' prior written notice to the insureds. All insurance under this
Article 11 shall be primary and non-contributing with any insurance which may be carried by any other party. Tenant shall deliver to Landlord certificates of insurance evidencing the insurance coverage that Tenant is obligated to maintain in effect under this Article II.

         11.7 WAIVER OF SUBROGATION. Landlord and Tenant each hereby waives any and all rights to recovery against the other or the officers, employees, agents and representatives of such other party, for losses or damage to such waiving party or its property or the property


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of others under its control, arising from any cause insured against under the property insurance policies required to be carried by such party under this Lease, or otherwise actually carried by such party, to the full extent of such insurance coverage. Such waiver shall be effective only so long as the same is permitted by each party's insurance carrier. In the event that either party's insurance carrier notifies such party that the waiver will not be permitted, then such party shall so notify the other party not later than thirty (30) days prior to the expiration of the policy containing the waiver (or upon receipt of such notice if the notice is received within the 30-day period) and such party shall use its reasonable efforts to obtain replacement insurance containing such waiver, provided that such waiver is available at no or nominal additional premium cost.

                                   ARTICLE 12
                               COMPLIANCE WITH LAW

         12.1 GENERAL. Each party shall promptly comply with all statutes, ordinances, rules, regulations and requirements of governmental authorities now in effect or which may hereafter be enacted or promulgated which relate to or affect the exercise of such party's rights, or the performance of such party's obligations, under this Lease.

         12.2 ALLOCATION. Regardless of whether Landlord or Tenant shall be obligated to comply with any statutes, ordinances, rules, regulations or requirements of governmental authorities under this Article 12, the costs and expenses of constructing or installing any alterations, additions, improvements, replacements or repairs to the Premises required by any such compliance shall be allocated between Landlord and Tenant to the extent required and in the manner provided for in Section 6.3 above.

                                   ARTICLE 13
                            ASSIGNMENT AND SUBLETTING

         13.1 LANDLORD CONSENT. Neither Tenant nor Tenant's legal representatives, nor Tenant's successors-in-interest, by operation of law or otherwise, shall assign this Lease or sublease the Premises or any part thereof (except to the extent permitted under Section 13.2 below), or mortgage, pledge, transfer or hypothecate its leasehold interest (collectively, an "Assignment") without Landlord's prior written consent, which, based on the standards set forth in Section 13.7 below, shall not be unreasonably withheld. Any such Assignment without Landlord's prior written consent shall be void and shall constitute an Event of Default under Article 15 of this Lease.


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         13.2 PERMITTED TRANSACTIONS.

                  (a) Landlord's consent shall not be required for any Assignment to a Permitted Affiliate, as defined below ("Permitted Assignment"), provided that (i) at the time of the Permitted Assignment, no Event of Default exists or would exist with notice or passage of time; (ii) Landlord is provided with written notice of the proposed Permitted Assignment describing the transaction in reasonable detail; (iii) the Permitted Affiliate agrees in writing to be bound by the terms of this Lease; and (iv) Landlord is provided with a copy of the Proposed Assignment. The Permitted Assignment shall not constitute a release of Tenant from further performance by Tenant under this Lease, and Tenant shall remain liable and responsible for Base Rent and all other obligations of Tenant under this Lease.

                  (b) Landlord's consent shall not be required for Tenant's subleasing of up to 100,000 square feet of rentable area of the Premises from time to time throughout the Term, but Landlord's consent shall be required for any subleases exceeding such limit.

         13.3 PERMITTED AFFILIATE. The term "Permitted Affiliate" means a person or entity that controls, is controlled by or is under common control with Tenant; a person or entity with which Tenant shall merge or consolidate; and/or a person or entity who acquires all or substantially all of the assets of Tenant. "Control" means the direct or indirect ownership of more than fifty percent (50%) of the voting securities of an entity or the possession of the right to vote more than fifty percent (50%) of the voting interest in the ordinary direction of the entity's affairs.

         13.4 NOTICE TO LANDLORD. Tenant shall give Landlord written notice of its desire to make any Assignment for which Landlord's consent is required under this Article 13. At the time of giving such notice, Tenant shall provide Landlord with a copy of the proposed Assignment (including the sublease documents or the financing documents, as applicable), which shall include a covenant by the proposed assignee or sublessee, as applicable, in favor of Landlord to abide by the terms of this Lease (applicable to the subleased premises, in the case of a sublease), and such information as Landlord may reasonably request concerning the proposed assignee, sublessee or lender, to assist Landlord in making an informed judgment regarding the financial condition, reputation, operation and general desirability of the proposed assignee, sublessee, or lender, as applicable. Landlord shall then have a period of ten (10) business days following receipt of such notice within which to notify Tenant in writing of Landlord's decision.

         13.5 APPROVED ASSIGNMENTS. In the event of any approved Assignment or any Permitted Assignment, the rights of the assignee or sublessee thereunder shall be subject to


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all of the terms, conditions and provisions of this Lease, including, without limitation, restrictions on use and the covenant to pay Base Rent. If the Landlord consents to any Assignment for which Landlord's consent is required under this Article 13, Tenant shall have the right thereafter to enter into such Assignment with the proposed assignee or sublessee upon the terms and conditions set forth in the notice provided to Landlord. If Tenant shall default in the payment of Base Rent to Landlord, then Landlord shall be authorized to collect any rent due under any subleases directly from the sublessees, and payment of rent by such sublessees shall satisfy their obligation to pay rent to Tenant under their respective sublease.

         13.6 NO WAIVER. Consent by Landlord to a particular Assignment shall not be deemed to be a consent to any other or subsequent transaction. Whether or not Landlord consents to any such Assignment, Tenant shall pay Landlord an administrative fee and any reasonable attorneys' fees or accountants' fees and costs actually incurred by Landlord in connection with such proposed transaction, in an aggregate amount not to exceed two thousand dollars ($2,000). Such $2,000 limitation shall be adjusted every five (5) years throughout the Term in the manner provided for adjustment of Base Rent in Section 4.4 above.

         13.7 STANDARD FOR CONSENT. Subject to the foregoing provisions, any consents required by Landlord under this Article 13 shall not be unreasonably withheld or delayed. In considering a proposed Assignment, it shall not be unreasonable for Landlord to consider (a) the financial condition of the proposed assignee, sublessee or lender, as applicable; (b) the character and reputation of the assignee, sublessee or lender, as applicable; (c) the proposed use of the Premises by the proposed assignee or sublessee, as applicable, (d) whether an Event of Default shall have occurred and be continuing as of the date on which Tenant shall request Landlord's consent to such Assignment; and (e) any other reasonable economic and non-economic factors, in considering whether to give its consent.

         13.8 EXCESS SUBLEASE RENTAL. If at any time Tenant shall enter into a sublease or subleases which, in the aggregate, cover in excess of fifty percent (50%) of the Rentable Area of the Premises (such portion of the Premises in excess of fifty percent (50%) of the rentable area of the Premises being referred to herein as the "Excess Area"), then Tenant shall pay to Landlord, as and when received from the subtenant or subtenants under such subleases, fifty percent (50%) of the Excess Sublease Rental (as defined below) attributable to the Excess Area. For the purposes of this Lease, "Excess Sublease Rental" shall mean the rentals and other economic consideration received by Tenant as a result of such sublease or subleases and with respect to the Excess Area (less reasonable, bona fide finders' fees or leasing commissions payable to a third party in connection with such sublease or subleases, less reasonable attorneys'
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(such tenant improvement costs to be amortized over the term of such sublease or subleases), and less tenant improvement costs paid by Tenant in connection with such subleases, all as allocable to Excess Area), whether denominated as rent or otherwise, which exceed, in the aggregate, the Base Rent, Taxes and any other amounts which Tenant is obligated to pay to Landlord under this Lease (prorated to reflect obligations allocable to the Excess Area). Tenant's payment of such portion of the Excess Sublease Rental to Landlord shall not affect or reduce any other obligation of Tenant under this Lease. At Landlord's request, Tenant shall deliver to Landlord such evidence of the rentals and other economic consideration received by Tenant as a result of any such sublease, and the amounts deducted therefrom for purposes of calculating Landlord' share of such rentals and other economic consideration, as Landlord shall reasonably require from time to time.

                                   ARTICLE 14
                                ENTRY BY LANDLORD

         14.1 ENTRY. Landlord shall have the right to enter the Premises at any reasonable time after giving Tenant not less than twenty-four (24) hours prior written notice (except in the event of emergency, in which case such notice as shall be reasonable under the circumstances shall be given) to: (a) inspect the Premises; (b) exhibit the Premises to prospective purchasers, lenders or, during the last six (6) months prior to the Expiration Date, tenants; (c) determine whether Tenant is performing all of its obligations hereunder; (d) post notices of non-responsibility; and (e) make repairs, alterations or improvements required of Landlord hereunder to any portion of the Building, provided all such work will be done as promptly as reasonably practicable and so as to cause as little interference to Tenant as reasonably practicable. Subject to the foregoing and Landlord's indemnification obligations under Section 10.2 of this Lease, Tenant hereby waives any claim for damages for any injury to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises or any other loss occasioned by such entry.

         14.2 ACCESS. At all times, Landlord shall have and retain a key with which to unlock all of the doors of the Premises (excluding Tenant's vaults, safes and secure or proprietary areas designated in writing by Tenant). Landlord shall have the right to use any and all means which Landlord may deem reasonable under the circumstances to open such doors in an emergency in order to obtain entry into the Premises, and any entry to the Premises obtained by Landlord by any such means shall not be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof.


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                                   ARTICLE 15
                                     DEFAULT

         15.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following events (each, an "Event of Default") shall constitute a default under this Lease by Tenant:

                  (a) Tenant fails to pay any Base Rent, Taxes or any other amount payable by Tenant under this Lease as and when the same becomes due and payable, and such failure continues for more than five (5) days after Landlord gives written notice thereof to Tenant; or

                  (b) Tenant fails to perform or observe any other agreement, covenant or obligation contained in this Lease to be performed by Tenant as and when performance is due, and such failure continues for more than thirty (30) days after Landlord gives written notice thereof to Tenant; provided, however, that if any such failure to perform by Tenant is not reasonably susceptible of cure within such thirty-day period, then such failure to perform shall not constitute an Event of Default provided that Tenant shall commence to cure such failure to perform within such thirty-day period and shall thereafter prosecute such cure diligently to completion; or

                  (c) Tenant (i) files, or consents by answer or otherwise to the filing against Tenant of, a petition for relief, reorganization or arrangement or any other petition in bankruptcy or to take advantage of any bankruptcy or insolvency law of any jurisdiction; (ii) makes a general assignment for the benefit of its creditors; (iii) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers for Tenant or any substantial part of its property; or (iv) takes action for the purpose of any of the foregoing; or

                  (d) A court or governmental authority of competent jurisdiction, without consent by Tenant, enters an order appointing a custodian, receiver, trustee or other officer with similar powers with respect to Tenant or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief, reorganization management or any other petition in bankruptcy or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding up or liquidation of Tenant, or if any such petition is filed against Tenant and such petition is not be dismissed within ninety (90) days; or

                  (e) This Lease or any estate of Tenant hereunder is levied upon under any attachment or execution and such attachment or execution is not vacated within ninety (90) days.


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         15.2 RIGHT TO TERMINATE. If an Event of Default shall occur, Landlord at any time thereafter shall have the right to terminate this Lease by written notice given to Tenant. Upon such termination, Landlord shall have the right to recover from Tenant:

                  (a) The worth at the time of award of all unpaid Rent which had been earned at the time of termination;

                  (b) The worth at the time of award of the amount by which all unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

                  (c) The worth at the time of award of the amount by which all unpaid rent for the balance of the term of this Lease after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and

                  (d) All other amounts necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including, without limitation, any penalties or fees incurred by Landlord and charged by the applicable lender with respect to the Construction Loan and/or the Landlord Financing in any way resulting from Tenant's failure to pay Base Rent. The "worth at the time of award" of the amounts referred to in subparagraphs (a) and (b) above shall be computed by allowing interest at the maximum annual interest rate allowed by law. The "worth at the time of award" of the amount referred to in subparagraph (c) above shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus 1%.

         15.3 RIGHT OF ENTRY. In the event of any termination of this Lease by reason of an Event of Default, Landlord shall have the immediate right to enter upon and repossess the entire Premises (without regard to whether Tenant holds title to any interest therein), and any personal property of Tenant may be removed from the Premises and stored in any public warehouse at the risk and expense of Tenant.

         15.4 CONTINUATION AFTER DEFAULT. If an Event of Default shall occur, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession, and Landlord shall have the right to enforce all of its rights and remedies under this Lease, including the right to recover all rent as it becomes due under this Lease. It is the intention of the parties that Landlord shall have the remedy described in California Civil Code Section 1951.4, which provides that a lessor may continue the lease in effect after the lessee's breach and abandonment and recover rent as it becomes due, if the lessee has the right to


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sublease or assign, subject only to reasonable limitations. Acts of maintenance or preservation or efforts to relet the Premises, the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease or any other acts of Landlord, shall not constitute a termination of Tenant's right to possession unless written notice of termination is given by Landlord to Tenant.

         15.5 LANDLORD'S RIGHT TO CURE DEFAULTS. All agreements, covenants and provisions to be performed or observed by either party under this Lease (unless otherwise specified herein) shall be at such party's sole cost and expense. If Tenant fails to pay any amount, other than rent, required to be paid by Tenant hereunder or fails to perform any other act on Tenant's part to be performed hereunder, Landlord has the right, but shall not be obligated, and without waiving or releasing Tenant from any obligations of Tenant, to make any such payment or to perform any such other act on Tenant's part to be made or performed as provided in this Lease. All sums so paid by Landlord and all necessary incidental costs are deemed additional rent hereunder and shall be payable by Tenant to Landlord on demand, together with interest on all such sums from the date of expenditure by Landlord to the date of repayment by Tenant at the Interest Rate (as defined below). In addition to all other rights and remedies of Landlord, Landlord shall have the same rights and remedies in the event of the nonpayment of such amounts by Tenant as in the case of a default in the payment of Base Rent. Any amount owing from Landlord to Tenant under this Lease shall accrue interest from the date of expenditure by Tenant or the date owing by Landlord, as applicable, to the date of repayment by Landlord at the Interest Rate.

         15.6 TENANT'S RIGHT TO CURE DEFAULTS. In the event that Landlord shall fail to perform any covenant, agreement or obligation to be performed by Landlord under this Lease, within a reasonable period of time following notice of such failure by Tenant to Landlord (which reasonable period of time shall be thirty (30) days, unless such failure to perform is not reasonably susceptible of cure within thirty (30) days, in which case Landlord shall have such additional period of time to cure such failure to perform as may be necessary, provided that Landlord is proceeding diligently), then Tenant shall have the right to take whatever action is necessary in order to remedy Landlord's failure to perform, at Landlord's sole cost and expense, provided that Tenant shall give Landlord, and to any mortgagee of the Premises whose address has been provided to Tenant in writing, written notice of Tenant's intent to take such action at least five (5) days prior to taking any such action (in addition to the minimum thirty (30) day notice period described above), and provided that Landlord itself shall not have taken appropriate action within such 5-day period. If within ten (10) days following Tenant's written demand for payment of Tenant's costs incurred in taking any such action on Landlord's behalf (including a reasonably detailed statement), Landlord shall not have paid such amount, then such amount shall thereafter accrue interest at the Interest Rate, and Tenant shall have the right to recover such


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amount from Landlord. Tenant shall not have the right to deduct any disputed amounts from Rent or to terminate this Lease for Landlord's failure to act as required by this Section.

         15.7 CUMULATIVE REMEDIES. The remedies provided for in this Lease are cumulative and are in addition to all other remedies available to Landlord and Tenant at law or in equity by statute or otherwise.

         15.8 LATE CHARGES; INTEREST. Tenant acknowledges that late payment by Tenant to Landlord of Base Rent will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to ascertain. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any indebtedness secured by an encumbrance covering the Premises. Therefore if Tenant shall fail to pay any installment of Base Rent when due, and such failure shall continue for ten (10) days thereafter, Tenant shall pay to Landlord on demand an additional sum equal to five percent (5%) of the overdue amount as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of such late payment by Tenant. Acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to the overdue amount, or prevent Landlord from exercising any of the other rights and remedies available to Landlord. In addition, each installment of Base Rent and any other amount payable by Tenant to Landlord under this Lease which shall not have been paid within thirty (30) days after the same shall have become due and payable shall bear interest at the Interest Rate from the date that the same became due and payable until paid, whether or not any demand shall be made therefor.

         15.9 SECURITY DEPOSIT.

                  (a) Concurrently with the execution of this Lease by the parties, Tenant shall deliver to Landlord a portion of the Security Deposit provided for in the Basic Lease Provisions in an amount equal to fifty percent (50%) thereof, and within ten (10) days following the date on which Landlord shall give to Tenant written notice that Landlord has obtained the site permit entitling Landlord to commence construction of the Project, Tenant shall deliver to Landlord the remaining fifty percent (50%) of the Security Deposit. Tenant shall have the right, at any time and from time to time, to make the Security Deposit in cash, by letter of credit ("Letter of Credit') or through pledge in favor of Landlord of short-term investments such as deposit or money market amounts and commercial paper maintained by Tenant in accordance with its investment policy ("Pledged Investments"). The agreement creating the pledge of the Pledged Investments shall be reasonably acceptable to Landlord and the mortgagee of the Premises, if any. If at any time after the


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making of the Security Deposit, Tenant shall desire to substitute cash, a Letter of Credit and/or Pledged Investments for the Security Deposit then held by Landlord, upon Tenant's delivery thereof to Landlord, Landlord shall release and return to Tenant the cash, Letter of Credit and/or Pledged Investments then held by Landlord as the Security Deposit. The Letter of Credit shall be issued for an initial term of one year, and Tenant shall cause the Letter of Credit to be renewed for successive twelve-month periods throughout the Term not less than thirty (30) days prior to each expiration date of the Letter of Credit. Any Letter of Credit shall entitle Landlord to make a draw thereunder upon presentation of a sight draft in the amount of the draw, together with a signed certification from Landlord under penalty of perjury stating that an Event of Default under this Lease has occurred and is continuing, and that by reason thereof, Landlord is entitled to make the requested draw under the Letter of Credit.

                  (b) The Security Deposit shall be held by Landlord as security for the faithful performance by Tenant of all of the covenants, agreements and obligations under this Lease to be performed by Tenant during the Term. If Tenant shall fail to pay Base Rent or other amounts payable by Tenant to Landlord under this Lease, or if Tenant shall otherwise default with respect to any provision of this Lease, Landlord shall have the right, but shall not be obligated, to use, apply or retain all or any portion of the Security Deposit for the payment of rental or any other amount which Landlord may expend or become obligated to expend by reason of Tenant's default, to repair damages to the Premises caused by Tenant or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If the Security Deposit shall have been made by Letter of Credit or with Pledged Investments, Landlord shall be entitled to make a draw under the Letter of Credit, or to realize from the Pledged Investments, the amount described in the preceding sentence, and to use, apply or retain such amount as provided therein. If Landlord shall so use or apply any portion of the Security Deposit, Tenant shall, within ten (10) days after Landlord's written demand therefor, deposit with Landlord cash, a Letter of Credit or Pledged Investments in the amount so used or applied by Landlord. Landlord shall not be required to keep the Security Deposit separate from Landlord's other funds, and Tenant shall not be entitled to any interest on the Security Deposit. Except as otherwise required by subparagraph (c) below, Landlord shall return any cash, Pledged Investments and/or Letter of Credit then held by Landlord on account of the Security Deposit to Tenant within thirty (30) days following the expiration of this Lease, less any amounts applied by Landlord in accordance with its rights under this Lease or applicable law. In the event that Landlord shall transfer its interest in the Premises, Landlord shall transfer any cash, Pledged Investments and/or Letter of Credit then held by Landlord on account of the Security Deposit to Landlord's transferee, and Landlord shall thereupon be released from all liability to Tenant for return of the Security Deposit.


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                  (c) Provided that no Event of Default shall have occurred and be continuing at such time, effective as of (i) the date which is ninety (90) days following the date on which Tenant shall have accepted possession of the Premises and commenced the payment of Base Rent under this Lease, and provided that Tenant's consolidated net worth as determined in accordance with generally accepted accounting principals consistently applied for the six (6) months preceding such 90-day period shall be equal to or greater than Tenant's consolidated net worth as of the Effective Date, the Security Deposit shall be reduced to an amount equal to two (2) months' Base Rent (provided that the Security Deposit shall also be reduced to two (2) months' Base Rent as of any later date on which the foregoing Tenant net worth test shall be satisfied for a period of six (6) months), (ii) the date which is five (5) years following the date on which Tenant shall have accepted possession of the Premises and commenced the payment of Base Rent under this Lease, and provided that Tenant's consolidated net worth as determined in accordance with generally accepted accounting principals consistently applied for the six (6) months preceding such date shall be equal to or greater than Tenant's consolidated net worth as of the Effective Date, the Security Deposit shall be reduced to zero (provided that the Security Deposit shall also be reduced to zero as of any later date on which the foregoing Tenant net worth test shall be satisfied for a period of six (6) months), and (iii) the date on which Tenant shall exercise Tenant's option to acquire an undivided one-half interest in the Premises from Landlord pursuant to the Option Agreement and shall provide Landlord with the Option Security (as defined in the Option Agreement), if prior to the date specified in the foregoing clause (i), the Security Deposit shall also be reduced to zero. On each such date, or as soon thereafter as may be practicable, Landlord shall cause to be returned to Tenant any cash, Letter of Credit and/or Pledged Investments then held by Landlord on account of the Security Deposit which are in excess of the reduced amount of the Security Deposit as of such date. Landlord's obligation so to return to Tenant any Letter of Credit or Pledged Investments then held by Landlord shall be conditioned upon Landlord's receipt of cash, a Letter of Credit, an amended Letter of Credit and/or Pledged Investments in any such reduced amount of the Security Deposit which is in excess of zero.

                                   ARTICLE 16
                                   FINANCING

         16.1 OPERATION OF PROPERTY. Except as otherwise provided in this
Section 16.1, from and after the date of this Lease, Landlord shall not mortgage, pledge, hypothecate, encumber or lease the Property without Tenant's prior written consent, which consent shall not be unreasonably withheld or conditioned upon the payment of fees or the satisfaction of any unreasonable conditions; provided, however, that prior to the Commencement Date, Tenant shall have the right, in Tenant's sole discretion, to withhold Tenant's consent to any mortgage, pledge, hypothecation, encumbrance or lease. In addition, Landlord
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have the right to sell or convey the Property prior to the Commencement Date without Tenant's prior written consent, which consent may be withheld in Tenant's sole discretion, except that Tenant's consent shall not be required for any sale, conveyance or transfer of all or any part of Landlord's interest in the Premises for estate planning purposes to (a) an entity or entities controlled by or under common control with Landlord (or either of Kaufman Partnership or Kaufman Trust) or RK or (b) to RK's family members; provided, however, that in the case of any such sale, conveyance or transfer, RK shall directly manage and control the transferee. Tenant's consent shall not be required for (i) the existing deeds of trust encumbering the Property ("Existing Deeds of Trust"); (ii) the Construction Loan (as defined in, and subject to the provisions of, the Improvement Agreement) and any deed of trust securing the Construction Loan; or (iii) the permanent financing, and any deed of trust securing the permanent financing, obtained by Landlord in order to refinance the Construction Loan and finance Landlord's cost of owning the Premises ("Landlord Financing"); provided, however, that the Landlord Financing shall comply with, and is subject to, the applicable provisions of the Option Agreement. In the event that Tenant is entitled to and does exercise its cure rights provided for in the Option Agreement with respect to the Landlord Financing, Tenant shall be entitled to offset any such amounts expended by Tenant against the Base Rent.

         16.2 SUBORDINATION OF LEASE. This Lease shall be subject and subordinate at all times to the lien of all mortgages and deeds of trust in any amount or amounts whatsoever (including all advances thereunder, renewals, replacement, modifications, supplements, and extensions thereof) now or hereafter placed on or against the Premises, or on or against Landlord's interest or estate therein, all without the necessity of having further instruments executed on the part of Tenant to effectuate such subordination; provided that each mortgagee or beneficiary under any such mortgage or deed of trust, shall agree in writing not to terminate or disturb Tenant's possession of the Premises under this Lease in the event of foreclosure of such mortgage or deed of trust or deed in lieu thereof, as the case may be, so long as an Event of Default with respect to Tenant shall not have occurred and be continuing at such time. Within twenty (20) days following Landlord's written request therefor, Tenant shall execute and deliver such further instruments evidencing such subordination of this Lease to the lien of any such mortgages or deeds of trust as may be required by Landlord, and evidencing Tenant's agreement to attorn to any such mortgagee or beneficiary under any mortgage or deed of trust in the event of foreclosure or a deed in lieu of foreclosure, or other purchaser or grantee in respect thereof, provided that any such instruments contain written non-disturbance agreements from such mortgagees or beneficiaries in the form provided above.

         16.3 SUBORDINATION OF DEED OF TRUST. Notwithstanding anything to the contrary set forth above, any mortgagee or beneficiary under any mortgage or
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time subordinate its mortgage or deed of trust to this Lease in whole or in part, without any need to obtain Tenant's consent, by execution of a written document subordinating such mortgage or deed of trust to this Lease to the extent set forth in such document, and thereupon the Lease shall be deemed prior to such mortgage or deed of trust to the extent set forth in such document without regard to their respective dates of execution, delivery and/or recording. In that event, to the extent set forth in such document, such mortgage or deed of trust shall have the same rights with respect to this Lease as would have existed if this Lease had been executed, and a memorandum thereof recorded, prior to the execution, delivery and recording of the mortgage or deed of trust.

         16.4 APPROVAL BY MORTGAGEES. Tenant hereby acknowledges that the provisions of this Lease may be subject to the approval of the Construction Lender (as defined in the Improvement Agreement) and/or any lender providing the Landlord Financing; Tenant shall reasonably cooperate with Landlord in good faith in Landlord's efforts to obtain the Construction Loan and Landlord Financing on satisfactory terms and at a reasonably competitive rate. In connection therewith, if the Construction Lender or the lender providing the Landlord Financing shall require reasonable and necessary modifications to this Lease as a condition to providing such financing on satisfactory terms and at a reasonably competitive rate, upon Landlord's written request, Tenant shall not unreasonably withhold its consent to such modifications; provided, however, that no such modification shall change the size, location or dimension of the Premises or increase the amount of the rent or other amounts payable by Tenant under this Lease or materially affect Tenant's rights or increase Tenant's obligations hereunder.

                                   ARTICLE 17
                                 EMINENT DOMAIN

         17.1 TAKING OF PREMISES. If all or any part of the Premises shall be taken as a result of the exercise of the power of eminent domain or any agreement in lieu thereof, this Lease shall terminate as to the part so taken as of the date of taking and, in the case of a partial taking, Tenant shall have the right to terminate this Lease as to the balance of the Premises by giving written notice to Landlord within thirty (30) days after such date; provided, however, that a condition to the exercise by Tenant of such right to terminate is that not less than twenty-five percent (25%) of the Premises shall have been taken and the portion of the Premises remaining is not reasonably suitable for Tenant's continued occupancy for the uses permitted under this Lease, taking into account the business operations conducted by Tenant on the Premises. If Landlord and Tenant cannot agree on whether the portion of the Premises remaining is not reasonably suitable for Tenant's continued occupancy, then either party shall have the right to refer such matter to arbitration in accordance with the provisions of Section 20.24 of this Lease. The proceeds of
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condemnation award or any conveyance in lieu thereof shall belong to and be paid to Landlord, except that Tenant shall be entitled to petition or apply for and to receive from the condemning authority a separate award (provided that such separate award does not reduce the amount of Landlord's award) including any or all of the following:

                  (a) A sum attributable to the taking of the alterations, additions or improvements made to the Premises by Tenant at its expense, and/or the taking of any furniture, fixtures, equipment, trade fixtures or personal property which Tenant has the right to remove from the Premises pursuant to the provisions of this Lease;

                  (b) A sum equal to the present value of any excess of the prevailing market rental value of the Premises for the remainder of the Term, exclusive of the alterations, additions or improvements for which Tenant is compensated under subparagraph (a) above, over the discounted sum of the Base Rent and Taxes payable for the remainder of the Term; provided, however, that Tenant's rights under this subparagraph (b) shall be subordinate to the rights of the Construction Lender or the lender providing the Landlord Financing, and the appropriation of such proceeds by any such lender shall not give Tenant any recourse against Landlord by reason thereof;

                  (c) A sum attributable to that portion of the award constituting severance damages for the restoration of the Premises, compensation to Tenant for business interruption, relocation or moving expenses; and

                  (d) A sum to compensate Tenant for loss of goodwill.

         17.2 ABATEMENT OF RENT. If any portion of the Premises shall be taken in eminent domain or by conveyance in lieu thereof, and this Lease shall not be terminated as provided in this Article 17 by reason thereof, as of the date of such taking, the Base Rent and other applicable amounts payable by Tenant under this Lease shall be equitably reduced in proportion to such taking.

         17.3 ADDITIONAL PROVISIONS. Each party agrees to execute and deliver to the other party all instructions and directions to the condemning authority that may be required to effectuate the provisions of this Article 17. Each party waives the provisions of California Code of Civil Procedure Section 1265.130, and any successor statute, allowing either party to file a petition to terminate this Lease for a partial taking.


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                                   ARTICLE 18
                                     WAIVER

         18.1 GENERAL. The waiver by Landlord or Tenant of any breach of any agreement, covenant or provision in this Lease will not be deemed to be a waiver of any subsequent breach of the same or any other agreement, covenant or provision of this Lease, nor will any custom or practice which may grow up between Landlord and Tenant in the administration of this Lease be construed to waive or to lessen the right of Landlord or Tenant to insist upon the performance by Landlord or Tenant in strict accordance with this Lease. The subsequent acceptance of Rent hereunder by Landlord or the payment of Rent by Tenant will not be deemed to be a waiver of any preceding breach by Landlord or Tenant of any agreement, covenant or provision in this Lease, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord's or Tenant's knowledge of such preceding breach at the time of acceptance or payment of such rent.

         18.2 PAYMENT UNDER PROTEST. If at any time a dispute arises regarding any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay is asserted shall have the right to make payment "under protest", and any such payment will not be regarded as a voluntary payment. In addition, the right on the part of such party to institute suit for the recovery of such sum will survive. If it is adjudged that there was no legal obligation on the part of such party to pay such sum or any part thereof, such party will be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease, with interest thereon at the Interest Rate.

         18.3 WORK UNDER PROTEST. If at any time a dispute arises between the parties hereto regarding any work to be performed by either of them under the provisions hereof, the party against whom the obligation to perform the work is asserted may perform such work and pay the cost thereof "under protest". The performance of such work in no event shall be regarded as a voluntary performance, and the right on the part of such party to institute suit for the recovery of the costs of such work will survive. If it is adjudged that there was no legal obligation on the part of such party to perform the same or any part thereof, such party will be entitled to recover the cost of such work or the cost of so much thereof as such party was not legally required to perform under the provisions of this Lease, with interest thereon at the Interest Rate.

         18.4 NOTIFICATION. Whenever a payment is made or work is done "under protest", as provided in this Article 18, the party doing so, before making any such payment or doing any such work, must notify the other party in writing that it is doing so "under protest".


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                                   ARTICLE 19
                               HAZARDOUS MATERIALS

         19.1 TENANT'S USE. Tenant, at its sole cost and expense, shall comply with all Hazardous Materials Laws with respect to Tenant's storage, use, transportation, release and/or disposal of Hazardous Materials on or about the Premises. Tenant shall not store, use, transport, release or dispose of any Hazardous Materials in, on, from or about the Premises without the prior written consent of Landlord; provided, however, that the foregoing provision shall not apply to materials or substances such as office supplies, cleaning fluids and other such materials used in the ordinary course of Tenant's business in customary and reasonable amounts and used in compliance with all Hazardous Materials Laws. Without limiting any other provision of this Lease, Tenant shall provide Landlord with reasonable access to the Premises upon not less than three
(3) days prior written notice (except in the event of an emergency, in which case such notice as shall be reasonable under the circumstances shall be given) in order to enable Landlord to conduct any inspection, monitoring, remediation or removal related to the presence or the alleged presence of Hazardous Materials on the Premises; provided that such access or activities shall not unreasonably interfere with Tenant's use or enjoyment of the Premises taking into account all of the facts and circumstances.

         19.2 NOTICES. Each party shall immediately notify the other in writing of: (a) any enforcement, clean-up, removal or other governmental or regulatory action instituted, completed or threatened pursuant to any Hazardous Materials Laws; (b) any claim made or threatened by any person against Tenant, Landlord or the Premises relating to damage, contribution, cost recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous Materials; and
(c) any reports made to any governmental agency arising out of or in connection with any Hazardous Materials in or removed from the Premises, including any complaints, notices, warnings or asserted violations in connection therewith. Each party also shall supply to the other as promptly as possible copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Premises. Each party shall deliver promptly to the other copies of hazardous waste manifests reflecting the legal and proper disposal of Hazardous Materials removed from the Premises.

         19.3 INDEMNITY. Tenant shall indemnify, defend and hold Landlord harmless from and against any and all claims, liabilities, losses, expenses, costs and damages (including attorneys' fees and costs), arising from or caused in whole or in part, directly or indirectly, by: (a) the presence in, on, under or about the Premises or discharge in or from the Premises of any Hazardous Materials placed in, under or about, the Premises by Tenant or at Tenant's direction, excluding any improvements constructed by Landlord (subject to


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Section 6.3 above); or (b) Tenant's use, storage, transportation, disposal, release, discharge or generation of Hazardous Materials to, in, on, under, about or from the Premises; or (c) Tenant's failure to comply with any Hazardous Materials Law applicable hereunder to Tenant. Landlord shall indemnify, defend and hold Tenant harmless from and against any and all claims, liabilities, losses, expenses, costs and damages (including attorneys' fees and costs), arising from or caused in whole or in part, directly or indirectly, by (x) the presence in, on, under or about the Premises, or discharge in or from the Premises, of any Hazardous Materials not placed, in, on, under or about the Premises by Tenant or otherwise the responsibility of Tenant under this Article 19, excluding, however: (i) any naturally-occurring asbestos that may be contained in any serpentine rock located on the Premises or any other naturally-occurring materials; or (ii) any condition disclosed in the Environmental Documents; (y) Landlord's use, storage, transportation, disposal, release, threatened release, discharge or generation of Hazardous Materials to, in, on, under, about or from the Premises; or (z) Landlord's failure to comply with any Hazardous Materials Law, unless related to the either of the items described in the foregoing clause (i) or (ii) above. The obligations of each party pursuant to this Section 19.3 includes, without limitation, and whether foreseeable or unforeseeable, all costs of any required or necessary repair, cleanup, detoxification or decontamination of the Premises, and the preparation and implementation of any closure, remedial action or other required plans in connection therewith, which obligations shall survive the expiration or earlier termination of this Lease.

                                   ARTICLE 20
                                  MISCELLANEOUS

         20.1 HOLDING OVER. If Tenant shall remain in possession of the Premises, without the consent of Landlord, after the expiration or earlier termination of this Lease, such occupancy shall be a tenancy from month-to-month and all of the terms, covenants and agreements hereof shall otherwise continue to apply and bind Landlord and Tenant so long as Tenant shall remain in possession, except that the Base Rent shall be calculated in accordance with the following table, prorated on a daily basis for each day that Tenant remains in possession:

                 HOLDOVER MONTH              PERCENTAGE OF BASE RENT FOR LAST MONTH OF TERM
                 --------------              ----------------------------------------------
                        1                                         125%

                        2                                         130%

                        3                                         135%


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
                        4                                         140%

                        5                                         145%

                        6                                         150%

Landlord's right to recover Base Rent in the foregoing amounts shall be without prejudice to Landlord's other rights and remedies by reason of any such holding over by Tenant.

         20.2 LANDLORD'S INTEREST. The term "Landlord" as used herein shall mean only the owner or owners at the times in question of fee title to the Premises. In the event of a sale, conveyance or assignment by Landlord of Landlord's interest in the Premises, Landlord shall be relieved, from and after the date of such sale, conveyance or assignment, of any liability thereafter accruing upon any of the agreements, obligations or covenants of Landlord under the Lease, provided that the successor-in-interest of Landlord shall agree in writing to assume such agreements, obligations and covenants of Landlord. In such event Tenant agrees to look solely to the successor-in-interest of Landlord in and to this Lease, provided that any funds in the hands of Landlord, in which Tenant has an interest, and provided that any Letter of Credit and Pledged Investments, shall be delivered to such successor-in-interest. This Lease shall not be affected by any such sale, conveyance, or assignment, however, and Tenant agrees to attorn to the purchaser or assignee, such attornment to be effective and self-operative without the execution of any further instruments on the part of any of the parties to this Lease.

         20.3 QUIET ENJOYMENT. Landlord hereby covenants in favor of Tenant that, provided that Tenant shall pay all rent and perform all other covenants, agreements and obligations of Tenant under this Lease, Tenant shall have and enjoy quiet possession of the Premises throughout the Term without any hindrance or interruption by Landlord or any person claiming by, through or under Landlord, subject to the terms and conditions of this Lease.

         20.4 LANDLORD'S LIABILITY. To the extent that Landlord shall have liability under this Lease, the liability of Landlord under this Lease or otherwise in connection with the Premises or the Building shall be limited to Landlord's interest in the Building, and in no event shall any other assets of Landlord or any assets of any constituent partner or member of Landlord be subject to any liability arising out of or in connection with this Lease, or the Building. Notwithstanding anything to the contrary contained in this Lease, in no event shall Landlord be liable for any consequential damages, special damages or lost profits sustained by Tenant.


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         20.5 NO MERGER. The voluntary or other surrender of this Lease by
Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, either terminate any or all existing subleases or operate as an assignment to Landlord of any or all of such subleases.

         20.6 SURRENDER OF PREMISES. At the expiration of the Term or upon earlier termination of this Lease, Tenant shall surrender to Landlord possession of the Premises, in the same condition as received, reasonable wear and tear and damage by casualty excepted. Any personal property of Tenant not removed from the Premises shall be deemed to have been abandoned by Tenant and shall thereupon become the property of Landlord.

         20.7 ESTOPPEL CERTIFICATE. At any time and from time to time, but in no event later than twenty (20) days following a request therefor by the other party, each party shall execute, acknowledge and deliver to the other party, a certificate certifying: (a) the Commencement and Expiration Dates of this Lease;
(b) whether there are then existing any defaults by Tenant or Landlord in the performance of its obligations under this Lease (and, if so, specifying the same); (c) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect, as modified, and stating the date and nature of each modification); (d) the capacity of the person executing such certificate, and that such person is duly authorized to execute the same on behalf of such party; (e) the date, if any, to which rent and other sums payable hereunder have been paid; (f) that no notice has been received by such party of any default which has not been cured, except as to defaults specified in the certificate; (g) the amount of any Security Deposit and prepaid rent; and (h) such other matters as the other party may request. Any such certificate may be relied upon by any prospective purchaser of, or any existing or prospective mortgagee or beneficiary under any deed of trust affecting, the Premises or any part thereof, and by any other party specified by the requesting party.

         20.8 NOTICES. All notices and other communications which may or are required or permitted to be given by either party to the other hereunder shall be in writing and shall be deemed to have been given when personally delivered or transmitted by private nationally recognized overnight courier service, or forty-eight (48) hours after deposit in the United States mail, certified or registered, with return receipt requested, postage prepaid, and addressed as follows: prior to the date on which Tenant accepts possession of the Premises, at Tenant's address prior to occupancy set out in the Basic Lease Provisions, and thereafter to Tenant at the address for Tenant set out in the Basic Lease Provisions, or to such other place as Tenant may from time to time designate in a notice to Landlord; to Landlord at the address specified in the Basic Lease Provisions, or to such other place as Landlord may from time to time designate in a notice to Tenant.


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         20.9 SUCCESSORS. Subject to the provisions of Article 13 of this Lease, all of the terms, covenants and conditions contained in this Lease shall be binding upon, and shall inure to the benefit of, the heirs, executors, administrators, successors and assigns of the parties hereto.

         20.10 ATTORNEYS' FEES. In the event of any action or proceeding brought by either party against the other under this Lease, the prevailing party shall be entitled to recover court costs and the fees of its attorneys in such action or proceeding (whether at the administrative, trial or appellate levels or by arbitration) in such amount as the court or administrative body may award. The "prevailing party" shall be the party which obtains substantially the result sought, whether by settlement, judgment, dismissal or arbitration award.

         20.11 WAIVER. The failure of Landlord to exercise its rights in connection with any breach by Tenant of any provision of this Lease shall not be deemed to be a waiver of such provision or any subsequent breach or violation of the same or any other provision of this Lease. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach or violation by Tenant of any provision of this Lease other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach or violation at the time of acceptance of such rent.

         20.12 CAPTIONS. The captions and headings of the Articles and Sections in this Lease are for convenience only and shall not in any way limit or be deemed to construe or interpret the terms and provisions of this Lease.

         20.13 TIME OF ESSENCE. Time is of the essence of this Lease and of all provisions hereof, except as otherwise provided herein.

         20.14 INTEREST RATE. As used herein, the term "Interest Rate" shall mean a per annum rate of interest equal to three percent (3%) plus the rate most recently announced by Wells Fargo Bank, N.A. (or any successor thereof), at its main office in San Francisco, California, as its "Prime Rate", serving as the basis upon which effective rates of interest are calculated for those loans making reference thereto, but in no event in excess of the maximum applicable usury limitation.

         20.15 GOVERNING LAW. This Lease shall be governed by, and construed and enforced in accordance with, the laws of the State of California. Landlord and Tenant agree to submit to jurisdiction in the City and County of San Francisco for any legal proceedings.

         20.16 ENTIRE AGREEMENT. The terms of this Lease are intended by the parties as a final expression of their agreement with respect to such terms as are included in this Lease



                                     xxxix
and shall supersede any prior agreements, memoranda or other written communications regarding this Lease. The parties further intend that this Lease constitutes the complete and exclusive statement of its terms and that no extrinsic evidence whatsoever may be introduced in any judicial proceedings, if any, involving this Lease. Notwithstanding the foregoing, nothing contained herein shall limit or affect in any manner the provisions of the Option Agreement.

         20.17 INVALIDITY. If any provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and be enforceable to the full extent permitted by law.

         20.18 AUTHORITY. If Tenant executes this Lease as a corporation, a partnership or limited liability company, each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing entity, that Tenant has full right and authority to enter into this Lease, and that each and all of the persons on behalf of Tenant are authorized to do so. Upon Landlord's request, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord confirming the foregoing covenants and warranties.

         20.19 NO OFFER. No contractual or other rights shall exist between Landlord and Tenant with respect to the Premises until both have executed and delivered this Lease, notwithstanding that Landlord has delivered to Tenant an unexecuted copy of this Lease. The submission of this Lease to Tenant shall not constitute the grant of an option for the Tenant to lease, or otherwise create any interest by Tenant in, the Premises. The execution of this Lease by Tenant and return to Landlord shall not be binding upon Landlord, notwithstanding any time interval, until Landlord has in fact executed and delivered this Lease to Tenant.

         20.20 BROKERS. Each party hereto represents and warrants that it has dealt with no broker, finder or salesperson in connection with this Lease, and each party hereto shall indemnify, defend and hold the other party harmless from and against and all losses, costs, claims, damages, liabilities or causes of action (including attorney's fees) arising out of or relating to any breach of the foregoing representation and warranty or arising out of or relating to any claim made by any broker, finder or salesperson claiming to have dealt with the indemnifying party.

         20.21 AMENDMENTS. This Lease may not be modified or amended except by an instrument executed by both parties hereto.


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         20.22 MEMORANDUM OF LEASE. Concurrently with their execution of this
Lease, Landlord and Tenant shall execute, acknowledge and deliver a memorandum of this Lease in the form of EXHIBIT C attached hereto, and shall cause such memorandum to be recorded in the San Francisco County, California Official Records at Landlord's expense.

         20.23 TITLE INSURANCE. If Tenant shall so require by written notice to Landlord given within thirty (30) days following the date of this Lease, Tenant shall have the right to obtain an owner's title insurance policy insuring Tenant that Tenant holds a valid leasehold estate in the Property under this Lease, subject only to such exceptions to title as Tenant shall approve. Such title insurance policy shall be in such liability amount and shall be issued by such title insurance company as Tenant shall require. Tenant shall pay the premium and endorsement charges for such title insurance policy. Such title insurance policy shall not be a condition to Tenant's obligations under this Lease.

         20.24 ARBITRATION. Whenever in this Lease it is provided that a matter shall be decided by arbitration, or if the parties shall otherwise agree to arbitration, the matter shall be decided by expedited arbitration before a single arbitrator mutually decided upon by Landlord and Tenant within thirty
(30) days following the date of any party's demand for arbitration. The arbitrator shall be an impartial individual who is acceptable to Landlord and Tenant, who is experienced in real estate law and has offices located in the Counties of San Francisco, Alameda, Marin, Contra Costa or San Mateo, and who has not been previously employed by either Landlord or Tenant. If the parties shall be unable to agree upon the arbitrator, the arbitrator shall be selected in accordance with the applicable procedures of the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall take place within fifteen (15) days after the date of selection of the arbitrator. The arbitrator shall be obligated to render his or her decision within five (5) business days following the date on which the arbitration shall be concluded, or as soon thereafter as such arbitrator can reasonably render such decision. Such arbitration shall be held under the auspices of the San Francisco office of the American Arbitration Association, unless the American Arbitration Association refuses to administer the matter, in which case it shall be administered by the arbitrator.

         20.25 CONSENTS, APPROVALS. If under this Lease, (a) a party shall have the right to consent to or approve any matter, and (b) the time period within which such party shall be obligated to grant or withhold its consent or approval to such matter shall not be specified in this Lease, then unless such party shall notify the other party that such party does not consent to or approve such matter within five (5) days following its receipt of a written request for consent or approval from the other party, such party shall be deemed to have consented to or approved such matter for which consent or approval shall have been requested.


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         20.26 EXHIBITS. Attached hereto are EXHIBITS A, B, C and D, each of which is hereby incorporated herein by reference.



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         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

LANDLORD:                              KAUFMAN FAMILY PARTNERSHIP,
                                       a California limited partnership

                                       By:      /s/ Ronald H. Kaufman
                                          -----------------------------
                                           Ronald H. Kaufman
                                           General Partner

                                               /s/ Ronald H. Kaufman
                                       ------------------------------------
                                       RONALD H. KAUFMAN, TRUSTEE

                                              /S/ Barbara Lyn Kaufman
                                       ------------------------------------
                                       BARBARA LYNN KAUFMAN,
                                       TRUSTEE

TENANT:                                MACROMEDIA, INC.,
                                       a Delaware corporation

                                       By:      /s/ Loren Hillberg
                                          -----------------------------
                                       Title:   Vice President
                                             --------------------------


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